UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[Amendment No. _____]

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

☐     Definitive Additional Materials

☒     Soliciting Materials under §240.14a-12

Ballantyne Strong, Inc.

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(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:__________________________________________
2)	Form Schedule or Registration Statement No.:________________________
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4)	Date Filed:_____________________________________________________

On March 19, 2015, Ballantyne Strong, Inc. (the “Company”) distributed certain copies of a script used in connection with a town hall meeting with its employees regarding the announcement by one of its stockholders of an intention to launch a proxy context. The script is attached hereto as Exhibit 1.

Forward-Looking Statements

Except for the historical information in the attached script, it includes forward-looking statements that involve risks and uncertainties, including but not limited to, quarterly fluctuations in results; customer demand for the company’s products; the development of new technology for alternate means of motion picture presentation; domestic and international economic conditions; the management of growth; and other risks detailed from time to time in the Company’s Securities and Exchange Commission (“SEC”) filings. Actual results may differ materially from management’s expectations. The Company does not undertake to update or revise forward-looking statements in the attached script to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made, except as required under applicable securities laws.

Important Additional Information

The Company, certain of its directors and certain of its officers are participants in the solicitation of proxies from the stockholders of the company in connection with the Company’s 2015 Annual Meeting of Stockholders. Information concerning the identity and interests of these persons will be available in the Company’s definitive proxy statement, when available, that the Company plans to file with the SEC, as such proxy statement is subsequently supplemented or amended. The Company’s definitive proxy statement, any other relevant documents and other proxy solicitation materials filed with the SEC concerning the Company are or will be available, when filed, free of charge at www.sec.gov and www.ballantynestrong.com. The Company’s security holders should carefully read the definitive proxy statement, and any supplements thereto, and other proxy materials as and when they become available before making any voting decisions, as they contain important information.